UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 15, 2007

Averion International Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50095	20-4354185
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Turnpike Road, Southborough, Massachusetts	01772
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     508-597-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

On August 15, 2007, we announced our financial results for the second quarter ended June 30, 2007.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS — Statements contained in this press release that are not historical information are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied. Those risks and uncertainties include, but are not limited to: our ability to attract, retain or integrate key personnel, including scientific and technical personnel; the termination, modification or delay of contracts which would, among other things, adversely impact our recognition of revenue included in backlog; risks associated with our pursuit of strategic acquisitions or investment in new markets; our ability to acquire and integrate new businesses; our dependence on certain industries and clients; our ability to adequately protect sensitive patient information and confidential information of clients; our ability to keep pace with rapid technological changes; fluctuation in our operating results; our ability to recruit suitable volunteers for the clinical trials of our clients; our exposure to exchange rate fluctuations and international economic, political and other risks; our ability to develop and market new services in the U.S., Europe and internationally; the highly competitive nature of our market; our exposure to changes in outsourcing trends in the pharmaceutical and biotechnology industries; the impact of government regulation on our business; whether we can achieve and maintain effective internal controls; and other risks.  Certain of these risks and uncertainties, in addition to other risks, are more fully described in the Company’s annual report on Form 10-KSB for the period ending December 31, 2006 and in the Company’s other periodic reports filed with the Securities and Exchange Commission.  These forward-looking statements are made only as of the date of this press release, and the Company assumes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise.

Although the release attached hereto as Exhibit 99.1 may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained therein.

Item 9.01.      Financial Statements and Exhibits

(d)                                 Exhibits.

99.1                           Press release dated August 15, 2007, reporting financial results for the second quarter ended June 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Averion International Corp.

	By:	/s/ Philip T. Lavin
Dr. Philip T. Lavin
Chief Executive Officer

Dated: August 16, 2007